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                                                                   Exhibit 23.3

                         CONSENT OF INDEPENDENT AUDITORS


Casmyn Corp:

We consent to the use in this Amendment No. 1 to Form S-1 Registration Statement No. 333-8341 of Casmyn Corp. of our report dated June 28, 1996, appearing in the Prospectus, which is part of such Registration Statement, on the financial statements of Auromar Development Corporation, and to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE
CHARTERED ACCOUNTANTS

Vancouver, British Columbia, Canada
September 6, 1996

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